EXHIBIT 99.1

CUSTOM STRATS

FICO               WA DTI     WA CLTV     WAFICO     AVG BALANCE    % OF DEAL
<500                 0.00        0.00       0.00            0.00         0.00
500 - 525           40.18       72.28     513.27      134,607.79         5.11
525 - 550           40.37       75.46     536.32      149,700.01         8.87
500 - 575            39.9        78.4      561.7      156,843.29        13.69
575 - 600           40.61       79.43     587.07      162,935.64        14.35
600 - 625            39.9       80.75     612.66      172,039.24        16.17
625 - 650           40.42        82.2     637.11      181,009.92        15.45
>650                40.05       83.35     692.72      200,225.78        26.36



DTI                WA DTI     WA CLTV     WAFICO     AVG BALANCE    % OF DEAL
<30                 23.65       77.29     613.65      135,801.14        13.93
30 - 40             35.57       79.87     617.08      165,408.86        28.06
40 - 45              42.6       81.51     615.15      184,308.67        20.92
45 - 50              47.8       82.67     616.58      191,002.05        31.51
50 - 55             52.28       71.22      599.9      169,439.50         5.35
>55                 56.66       69.34     589.16      177,809.18         0.24

PROP TYPE          WA DTI     WA CLTV     WAFICO     AVG BALANCE    % OF DEAL
SING FAMILY         40.16       80.07     611.46      164,666.41        74.62
2-4 FAMILY          40.24       78.23      635.7      216,460.89         8.64
PUD                 40.51       82.18     615.03      196,132.46        11.02
COOP                 0.00        0.00       0.00            0.00         0.00
CONDO               39.64       81.95     630.77      166,759.51         5.72
etc.


UW DOC             WA DTI     WA CLTV     WAFICO     AVG BALANCE    % OF DEAL
FULL DOC            40.49       80.96     609.52      158,192.31        57.30
STATED              40.06       78.98     623.06      191,928.55        37.36
LIMITED             37.69       81.45     618.43      200,101.21         5.35
NO                   0.00        0.00       0.00            0.00         0.00

*Provide the BECDR and Cum Life Loss for each scenario

CUSTOM STRESS SCENE
 FIXED NOTES            CPR                CDR    Severity    Advance    Recovery Lag    Delinquencies         Rate Curve
Scene 1 (pricing)       100 PPC             BE          40         60              12    if no loss trigger    NA
                                                                                         then force failure
                                                                                         of the delinquency
                                                                                         trigger

Scene 2 (slow)          75 PPC              BE          40         60              12    if no loss trigger    NA
                                                                                         then force failure
                                                                                         of the delinquency
                                                                                         trigger

Scene 3 (fast)          125 PPC             BE          40         60              12    if no loss trigger    NA
                                                                                         then force failure
                                                                                         of the delinquency
                                                                                         trigger

Scene 4 (spiked)        100 PPC then,       BE          40         60              12    if no loss trigger    NA
                        when prepay                                                      then force failure
                        premium ends                                                     of the delinquency
                        ramp that bucket                                                 trigger
                        over 1 months
                        from 100 PPC
                        to 175 PPC then
                        ramp over twelve
                        months back to
                        100 PPC


*Provide the BECDR and Cum Life Loss for each scenario

CUSTOM STRESS SCENE
 FLOATING NOTES         CPR              CDR    Severity    Advance    Recovery Lag     Delinquencies         Rate Curve
Scene 1 (pricing)       100 PPC           BE          40         60              12     if no loss trigger    once using flat then
                                                                                        then force failure    once with forward
                                                                                        of the delinquency
                                                                                        trigger

Scene 2 (slow)          75 PPC            BE          40         60              12     if no loss trigger    once using flat then
                                                                                        then force failure    once with forward
                                                                                        of the delinquency
                                                                                        trigger

Scene 3 (fast)          125 PPC           BE          40         60              12     if no loss trigger    once using flat then
                                                                                        then force failure    once with forward
                                                                                        of the delinquency
                                                                                        trigger

Scene 4 (spiked)        100 PPC then,     BE          40         60              12     if no loss trigger    once using flat then
* AND if the floating   when prepay                                                     then force failure    once with forward
  notes are backed      premium ends                                                    of the delinquency
  more than 25% by      -or- hybrid                                                     trigger
  fixed loans...see     resets, ramp
  Scene 5               that bucket
                        over 1 months
                        from 100 PPC
                        to 175 PPC
                        then ramp over
                        twelve months
                        back to 100 PPC

Scene 5 (coupon basis)  75 PPC for        BE          40         60              12     if no loss trigger    forward + 100
                        fixed loans                                                     then force failure
                        and 125 PPC                                                     of the delinquency
                        for floaters                                                    trigger